UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   July 30, 2008
                                           -----------------

                            American River Bankshares
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             (Exact name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


             0-31525                                   68-0352144
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    (Commission File Number)                (IRS Employer Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA               95670
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      (Address of Principal Executive Offices)                  (Zip Code)


                                 (916) 851-0123
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Index to Exhibits is on Page 3

Item 7.01.  Regulation FD Disclosure

On Tuesday, July 29, 2008, beginning at approximately 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time), American River Bankshares Executive Vice President and Chief Financial Officer Mitchell Derenzo will give a presentation of the Company's business strategies and financial performance at the KBW Community Bank Investor Conference in New York City, NY.

Presentations will be webcast live at
http://cc.talkpoint.com/KEEF001/072908a_ak/ and will be available for 60 days following the event.

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  (99.1)   Investor presentation dated July 29, 2008




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
July 29, 2008                       Mitchell A. Derenzo, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

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INDEX TO EXHIBITS


Exhibit No.         Description                                          Page
-----------         -----------                                          ----

99.1                Investor Presentation of American River                4
                    Bankshares dated July 29, 2008


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